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                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------


     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of July 14, 2000, is between Applied Power Inc. ("API") and APW North America, Inc. ("APW").

                                   BACKGROUND

     1. API, as Guarantor and Servicer, is a party to the Amended and Restated Purchase and Sale Agreement, dated as of November 20, 1997 (as heretofore amended, supplemented and otherwise modified, the "Purchase and Sale Agreement"), among certain Originators party thereto, API and Applied Power Credit Corporation ("APCC"); API, individually and as Servicer, is also a party to the Receivables Purchase Agreement, dated as of November 20, 1997 (as heretofore amended, supplemented and otherwise modified, the "Receivables Purchase Agreement"), among APCC, API, Barton Capital Corporation and Societe Generale (the "Agent").

     2. API desires to assign to APW, and APW desires to accept and assume from API, all of API's rights, interests and obligations under the Purchase and Sale Agreement, the Receivables Purchase Agreement, the other Agreement Documents and any and all documents and instruments related thereto (with such documents and instruments, the Purchase and Sale Agreement, the Receivables Purchase Agreement and the other Agreement Documents herein collectively referred to as the "Related Documents").

     NOW, THEREFORE, the parties hereto hereby agree as follows:

1.  SECTION   Definitions.  Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned such terms in the Receivables Purchase Agreement.

2.  SECTION   Assignment and Assumption.  Effective immediately after the effectiveness of the Amendment to Purchase and Sale Agreement, dated as of July 14, 2000, among the Originators party thereto, API and APPC (the "Effective Date"), API hereby transfers, sets over, assigns and conveys to APW all of API's right, title and interest in, to and under the Related Documents. From and after the Effective Date, APW hereby accepts such assignment, agrees to be bound by all of the terms and conditions of the Related Documents and assumes unconditionally all of API's obligations under the Related Documents, including, without limitation, API's obligations under Section 6.1 of the Purchase and Sale Agreement; provided, however, that APW shall not assume nor be responsible for
(i) any liability of API with respect to any representations, warranties or covenants of API set forth in any of the Related Documents or (ii) any breach or default by API under any of the Related Documents. From and after the Effective Date, API shall be released from all obligations under the Related Documents, and any reference in the Related Documents to "Servicer" or "API" shall refer to APW; provided, however, that API shall not be released from any liability (i) under the Related Documents with respect to the representations, warranties and covenants of API thereunder, or (ii) for any breach
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or default by it under the Related Documents.

3.  SECTION   Representations and Warranties of APW.  APW hereby represents, warrants and covenants, as of the Effective Date, the representations, warranties and covenants of API set forth in the Related Documents; provided, however, that the reference in clause (a) of Section 6.02 of the Receivables Purchase Agreement to "a corporation in good standing under the laws of the State of Wisconsin" shall be revised to be "a corporation in good standing under the laws of the State of [Delaware]"; and that the reference in clause (i) of Section 6.02 of the Receivables Purchase Agreement to "August 31, 1997" shall be revised to be "[LOGO]."

4.  SECTION   Further Assurances.  API hereby agrees that it shall execute, deliver and file all such documents, agreements and instruments as APW may reasonably request in order to evidence the assignment hereunder or more effectively carry out the intent of this Agreement.

5.  SECTION   Consent of the Agent.  By its execution of the acknowledgment and acceptance hereto, the Agent hereby consents to API's assignment to APW and APW's acceptance and assumption of all of API's rights, interests and obligations under the Related Documents.

6.  SECTION   Miscellaneous.

A. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN ILLINOIS.

B. This Agreement may not be amended, supplemented or waived except pursuant to a writing signed by each of the parties hereto.

C. This Agreement may be executed in counterparts, and by the different parties on different counterparts, each of which shall constitute an original, but all together shall constitute one and the same agreement.

D. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

E. The headings contained in this Agreement are for convenience of reference only and shall not be used in the interpretation hereof.


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

                                      Applied Power Inc.


                                      By:
                                         -------------------------------------
                                       Name:
                                       Title:


                                      APW North America, Inc.


                                      By:
                                         -------------------------------------
                                       Name:
                                       Title:



ACKNOWLEDGED AND ACCEPTED:

Societe Generale,
 as Agent



By:
   -------------------------------------
 Name:
 Title:

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